Northwestern Mutual Series Fund, Inc.

Large Cap Core Stock Portfolio
Supplement Dated October 25, 2024 to the

Summary Prospectus for the Large Cap Core Stock Portfolio Dated May 1, 2024
The following information supplements the Summary Prospectus for the Large Cap Core Stock Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2024 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Principal Risk Disclosure Update – Large Cap Core Stock Portfolio
The “PRINCIPAL RISKS” section of the Large Cap Core Stock Portfolio’s Summary is amended to add the following risk:
“• Large Position Risk – Based upon the implementation of the adviser’s investment strategy, although the Portfolio is considered “diversified” under applicable law, the Portfolio may hold and maintain large positions in a single or small number of securities. From time to time, such holdings may, on an aggregate basis, constitute a considerable percentage of the Portfolio’s assets. As a result, the Portfolio’s performance could be significantly affected by changes in the value of a single security or small number of securities, and holding such positions may increase the overall volatility of Portfolio performance.”
Please retain this Supplement for future reference.